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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 2003
                                                         ----------------

                                   Belk, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                                    000-26207
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                            (Commission File Number)


                                   56-2058574
                                 --------------
                      (IRS Employer Identification Number)


           2801 West Tyvola Road, Charlotte, North Carolina 28217-4500
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (704) 357-1000
                                                           --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         99.1              Press Release dated December 3, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On December 3, 2003, Belk, Inc. issued a press release containing information about the company's operating results for the third quarter and nine-months ended November 1, 2003. A copy of the press release is attached hereto as Exhibit 99.1. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  December 3, 2003.

                                  Belk, Inc.


                                  By:  /s/ Ralph A. Pitts
                                       -----------------------------------------
                                       Ralph A. Pitts
                                       Executive Vice President, General Counsel
                                       and Secretary



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                                  EXHIBIT INDEX



Exhibit Number and Description


99.1       Press Release dated December 3, 2003.